Exhibit 10.1

MGM MIRAGE 1997 NONQUALIFIED STOCK OPTION PLAN
AMENDED AND RESTATED – February 2, 2004

1. PURPOSE. The purpose of the MGM MIRAGE 1997 Nonqualified Stock Option Plan is to provide a means whereby MGM MIRAGE may attract and retain persons of ability and motivate such persons to exert their best efforts on behalf of the Company and its Subsidiaries.

2. DEFINITIONS.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any section of the Code shall include any provision successor thereto.

(C) “Committee” shall mean the administrative committee appointed pursuant to Section 3.

(d) “Company” shall mean MGM MIRAGE, a Delaware corporation.

(e) “Employee” shall mean an employee of the Company or any of its Subsidiaries, as defined in Instruction 1(a) to Form S-8 under the Securities Act of 1933, as amended.

(f) “Nonqualified Option” shall mean an option to purchase shares of Stock, subject to the terms and conditions described in the Nonqualified Plan, which is not an incentive stock option within the meaning of Code Section 422.

(g) “Nonqualified Plan” shall mean the MGM MIRAGE 1997 Nonqualified Stock Option Plan.

(h) “Participant” shall mean an Employee of the Company or any Subsidiary who is designated to receive Nonqualified Options pursuant to Section 3.

(i) “Stock” shall mean the Company’s $.01 par value common stock.

(i) “Subsidiary” shall mean a subsidiary corporation as defined in Code Section 424(f) or any partnership or joint venture in which the Company owns a 50 percent or greater ownership interest.

3. ADMINISTRATION. The Nonqualified Plan shall be administered by the Committee, consisting of at least two members, who shall be members of the Board, appointed by and holding office as Committee members at the pleasure of the Board. Subject to the provisions of the Nonqualified Plan, the Committee shall have the power to: (a) determine and designate from time to time those Employees who perform services for the Company or for any Subsidiary who shall be Participants in the Nonqualified Plan and the number of shares to be subject to the Nonqualified Options to be granted to each Participant; provided, however, that no Nonqualified Option shall be granted after the expiration of ten years from the effective date of the Nonqualified Plan specified in Section 8; (b) authorize the granting of Nonqualified Options to Participants; and (c) determine the time or times and the manner when each Nonqualified Option shall be exercisable and the duration of the exercise period.

For all purposes of the Nonqualified Plan, the fair market value of the Stock shall be determined in good faith by the Committee by applying the rules and principles of valuation set forth in Treasury Regulations Section 20.2031-2, relating to the valuation of stocks and bonds for purposes of Code Section 2031.

The Committee may interpret the Nonqualified Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Nonqualified Plan, and make such other determinations and take such other action as it deems necessary or advisable. Without limiting the generality of the foregoing sentence, the Committee may, in its discretion, treat all or any portion of any period during which a Participant is on military or on an approved leave of absence from the Company or a Subsidiary as a period of service of such Participant with the Company or a Subsidiary, as the case may be, for purposes of accrual of such Participant’s rights under the Nonqualified Options. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive. Any action reduced to writing and signed by all members of the Committee shall be as fully effective as if it had been taken by vote at a meeting duly called and held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Nonqualified Plan or the Nonqualified Options.

4. BENEFITS AVAILABLE UNDER THE NONQUALIFIED PLAN. The benefits provided by the Nonqualified Plan to Participants are Nonqualified Options. Nonqualified Options may be granted by the Company from time to time for all Participants to acquire up to an aggregate of 8,500,000 shares of Stock, subject to adjustment as provided in Paragraph 5(h) and reduced by the number of shares subject to options which are granted under the MGM MIRAGE 1997 Incentive Stock Option Plan. However, no Participant in the Nonqualified Plan shall be entitled to receive options to purchase more than 1,000,000 shares in any calendar year. The shares to be delivered upon exercise of Nonqualified Options shall be made available, at the discretion of the Board, either from authorized but unissued shares of Stock or from Stock reacquired by the Company, including shares purchase in the open market. If any Nonqualified Option terminates, expires or is canceled with respect to any shares of Stock, new Nonqualified Options may thereafter be granted covering such shares.

5. TERMS AND CONDITIONS. Each Nonqualified Option shall be evidenced by an agreement (the “Agreement’), in a form approved by the Committee, which shall be signed by an officer of the Company and the Participant receiving the Nonqualified

Option, and which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

(a) PERIOD. Each Agreement shall specify that the Nonqualified Option thereunder is for a period not to exceed ten years (the “Option Period”) and shall provide that the Nonqualified Option shall expire at the end of such period.

(b) OPTION PRICE. The price per share at which a Nonqualified Option may be exercised (the “Option Price”) shall be determined by the Committee at or prior to the time the Nonqualified Option is granted, but shall be at least equal to the fair market value per share at the time the Nonqualified Option is granted.

(c) EXERCISE OF OPTION Nonqualified Options shall only be deemed to be exercised when both of the following have occurred: (1) the delivery of written notice to the Company specifying the number of shares to be purchased pursuant to the exercise of the Nonqualified Options and (2) the payment in full to the Company of the Option Price as provided in Paragraph 5(d) and any tax withholding obligation (if applicable) with respect to such issuance. In connection with the exercise of Nonqualified Options, payment by the person entitled to exercise them shall be due the date that the Stock underlying the Nonqualified Options is delivered, and in no event shall the Company deliver the Stock underlying a Nonqualified Option before the Company receives payment therefor as set forth herein. The Committee has the right to postpone the time of delivery of the Stock underlying a Nonqualified Option for such period as may be required for it to comply with any applicable listing requirement of a national securities exchange or any federal, state or local law, rule or regulation. Options may be exercised at such time or times as may be determined by the Committee at the time of grant, subject to the provisions of this Section 5, including the following limitation: no part of any Nonqualified Option may be exercised until the Participant holding the Nonqualified Option shall have performed services for the Company or for a Subsidiary for such period after the date on which the Nonqualified Option is granted as the Committee may specify in the Agreement; provided, however, that, although a Nonqualified Option may provide for earlier exercise, the Nonqualified Option shall be exercisable with respect to at least 20 percent of the shares subject thereto no later than the first anniversary of the grant of the Nonqualified Option, 40 percent of such shares no later than the second such anniversary, 60 percent of such shares no later than the third such anniversary, 80 percent of such shares no later than the fourth such anniversary and 100 percent of such shares no later than the fifth such anniversary. Notwithstanding the foregoing, however, the Committee may grant Nonqualified Options that vest 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. No Nonqualified Option may at any time be exercised in part with respect to fewer than the lesser of (i) fifty shares, or (ii) the number of shares which remain to be purchased pursuant to the Nonqualified Option.

(d) PAYMENT OF OPTION PRICE.

          (i) Payment of the Option Price of the Stock transferred to a Participant pursuant to the exercise of a Nonqualified Option and the optionee’s tax withholding obligation, if any, shall be due the date the Stock underlying the Nonqualified Option is delivered.

          (ii) Payment of the Option Price and the optionee’s tax withholding obligation, if any, may be made, in whole or in part, by any one or more of the following:

(a) in full in cash, at or before the time the Company delivers the Stock underlying such Nonqualified Option;

(b) by the delivery of previously owned Stock having a fair market value equal to the Option Price and the optionee’s tax withholding obligation, if any, at or before the time the Company delivers the Stock underlying such Nonqualified Option;

(c) by irrevocably authorizing a broker approved in writing by the Company to sell Stock to be acquired through exercise of such Nonqualified Option and remitting to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any federal and state withholding resulting from such exercise (a “Cashless Exercise”); provided, however, that, notwithstanding anything in this Nonqualified Plan to the contrary, (1) the Company shall only deliver such Stock at or after the time the Company receives full payment for such Stock, (2) the Option Price and tax withholdings for such Stock will be due and payable to the Company no later than one business day following the date on which the proceeds from the sale of the underlying Stock are received by the authorized broker, (3) in no event will the Company directly or indirectly extend or maintain credit, arrange for the extension of credit or renew any extension of credit, in the form of a personal loan or otherwise, in connection with a Cashless Exercise and (4) in no event shall the recipient of a Nonqualified Option enter into any agreement or arrangement with a brokerage or similar firm in which the proceeds received in connection with a Cashless Exercise will be received by or advanced to such recipient before the date the Stock underlying the Nonqualified Option is delivered or released by the Company.; or

(d) by a combination of any of the above.

          (iii) Notwithstanding any other provision of this Nonqualified Plan to the contrary, neither the Option Price of any Nonqualified Option nor any tax

withholding obligations thereunder shall be paid by the delivery of a promissory note.

(e) EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF EMPLOYMENT. If a Participant holding Nonqualified Options shall terminate employment by the Company and its Subsidiaries because of death, or shall die within three months of termination of employment by the Company and its Subsidiaries, the Nonqualified Options held by the Participant may be exercised, to the extent that the Participant was entitled to do so at the date of termination of employment, by the person or persons to whom the Participant’s rights under the Nonqualified Options pass by will or applicable law, or if no such person has such rights, by the Participant’s executors or administrators, at any time, or from time to time, within one year after the date of such termination of employment, but in no event later than the expiration date determined pursuant to Paragraph 5(a). If a Participant’s employment by the Company, its Parent and Subsidiaries shall terminate for any reason other than death, Nonqualified Options held by such Participant may be exercised, to the extent the Participant was entitled to do so at the date of termination of employment at any time, or from time to time, within three months after the date of termination of employment, but in no event later than the expiration date determined pursuant to Paragraph 5(a). Notwithstanding the foregoing, the Committee may, in its sole discretion, vary the foregoing provisions with respect to a particular Participant or particular Nonqualified Options granted to such Participant to make the termination provisions applicable to such Participant more favorable to such Participant so long as such variation does not extend the expiration date of such Nonqualified Options. Any such variation shall be set forth in the applicable Agreement or amendment thereto.

(f) NONTRANSFERABILITY. No Nonqualified Option under the Nonqualified Plan shall be transferable other than by will or by the laws of descent and distritbution. No interest of any Participant under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. During the lifetime of the Participant, Nonqualified Options shall be exercisable only by the Participant who received them.

(g) INVESTMENT REPRESENTATION. Each Agreement shall contain a provision that, upon demand by the Company for such a representation, the Participant holding the Nonqualified Options (or any person acting under Paragraph 5(e)) shall deliver to the Company at the time of any exercise of any Nonqualified Options a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of Nonqualified Options and prior to the expiration of the Option Period shall be a condition precedent to the right of the Participant or such other person to acquire any shares.

(h) ADJUSTMENTS IN EVENT OF CHANGE IN STOCK. In the event of any change in the Stock by reason of any stock dividend, recapitalization, reorganization, merger,

consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Stock, the number and class of shares which thereafter may be acquired under the Nonqualified Plan, the number and class of shares subject to outstanding Agreements, the Option Price per share thereof, and any other terms of the Nonqualified Plan or the Agreements which in the Committee’s sole discretion require adjustment (including, without limitation, relating to the Stock, other securities, cash or other consideration which may be acquired upon exercise of the Nonqualified Options) shall be appropriately adjusted consistent with such change in such manner as the Committee may deem appropriate.

(i) NO RIGHTS AS STOCKHOLDER. No Participant shall have any rights as a stockholder with respect to any shares subject to Nonqualified Options prior to the date of issuance to such Participant of a certificate or certificates for such shares.

(j) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Nonqualified Plan nor any Nonqualified Options granted under the Nonqualified Plan shall confer upon any employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary for which a Participant performs services to terminate such employment at any time.

(k) ARRANGEMENT FOR TAX PAYMENT. Each Agreement shall contain a provision that the Participant shall agree to make any arrangements required by the Committee to insure that the amount of tax required to be withheld by the Company or a Subsidiary as a result of the exercise of Nonqualified Options is available for payment.

(l) CERTAIN CORPORATE TRANSACTIONS. Each Agreement shall provide that nothing in the Nonqualified Plan or the Agreement shall in any way prohibit the Company from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence, and in any such event (other than a merger in which the Company is the surviving corporation and under the terms of which the shares of Stock outstanding immediately prior to the merger remain outstanding and unchanged), the Participant shall be entitled to receive, at the time the Nonqualified Option or portion thereof would otherwise become exercisable and upon payment of the Option Price, the same shares of stock, cash or other consideration received by stockholders of the Company in accordance with such merger, consolidation, sale or transfer of assets, liquidation or dissolution.

6. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Nonqualified Plan, the grant and exercise of Nonqualified Options under the Nonqualified Plan, and the obligation of the Company to transfer shares under these Nonqualified Options shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Participants, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed, where such listing is required under the rules or regulations of such exchange, and (b) compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such shares and to comply with such laws and regulations.

7. AMENDMENT AND DISCONTINUANCE. The Board may from time to time amend, suspend or discontinue the Nonqualified Plan; provided, however, that, subject to the provisions of Paragraph 5(h), no action of the Board, or any committee thereof, may (a) increase the number of shares reserved for options pursuant to Section 4 without approval of the stockholders of the Company, (b) permit the granting of any Nonqualified Option at an Option Price less than that determined in accordance with Paragraph 5(b), (c) permit the granting of Nonqualified Options which expire beyond the period provided for in Paragraph 5(a), or (d) make any material change in the class of eligible Employees as defined in the Nonqualified Plan.

8. COMPLIANCE WITH RULE 16(b)(3) UNDER THE SECURITIES EXCHANGE ACT OF 1934. (a) The Nonqualified Plan is intended to comply with all applicable conditions of Rule 16(b)(3) under the Securities Exchange Act of 1934, as amended, or any successor rule; (b) all transactions involving insider Participants are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan; and (c) any provision of the Nonqualified Plan or action by the Committee that is contrary to a condition of Rule 16(b)(3) shall not apply to insider-participants.

9. EFFECTIVE DATE. The effective date of the Nonqualified Plan shall be the earlier of the date the Nonqualified Plan is adopted by the Board or the date it is approved by the stockholders of the Company.

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